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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 2001

                                  e-MEDSOFT.COM
             (Exact name of registrant as specified in its charter)


                    NEVADA                            84-1037630
        (State or other jurisdiction of            (I.R.S. employer
         incorporation or organization)          identification number)


                         COMMISSION FILE NUMBER: 1-15587

                              200 BRICKSTONE SQUARE
                                    SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                      1330 MARSH LANDING PARKWAY, SUITE 106
                           JACKSONVILLE, FLORIDA 32250
          (Former name or former address, if changed since last report)



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                              INCLUDED INFORMATION


ITEM 5. OTHER EVENTS -- EXECUTION OF AGREEMENT AND PLAN OF MERGER

On October 18, 2001, e-MedSoft.com./Med Diversified ("Med Diversified") and Tender Loving Care Health Care Services, Inc. ("TLCS" or the "Company") entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") pursuant to which Med Diversified will offer to acquire all of the outstanding shares of TLCS common stock in an all-cash transaction, at a price of $1.00 per share. The boards of directors of both companies have unanimously approved the transaction. This Agreement supercedes an earlier agreement between the parties dated August 27, 2001, and is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety.

The transaction is structured as a $1.00 per share cash tender offer by a newly formed Med Diversified subsidiary for at least a majority of the outstanding TLCS shares on a fully diluted basis, followed by a merger at the same price per share. The commencement of the tender offer is subject to satisfactory due diligence by Med Diversified and consummation of such offer is subject to customary conditions, including expiration of applicable waiting periods and regulatory approvals. Med Diversified expects to commence the tender offer in approximately 10 days, assuming successful due diligence, and under Securities and Exchange Commission (SEC) rules, the offer must be held open for a minimum of twenty business days.

The final merger would require the approval of TLCS' shareholders at a special meeting called for such purpose (which would be assured if Med Diversified acquires at least 51 percent of the outstanding shares in the tender offer) unless Med Diversified acquires at least 90 percent of the outstanding shares in the tender offer, in which case the merger can be effected promptly after the consummation of the tender offer without a special meeting of shareholders. Once the acquisition is completed, TLCS, headquartered in Lake Success, New York and led by the current TLCS management team, will become a wholly-owned subsidiary of Med Diversified.

A copy of a press release issued October 19, 2001 by Med Diversified and TLCS is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Concurrently with the execution of the Agreement, Med Diversified and certain directors and executive officers of TLCS entered into a "Shareholder Agreement" pursuant to which such directors and officers have agreed to tender their shares of TLCS common stock in the cash tender offer and to ultimately vote their shares in favor of the merger. A copy of this Shareholder Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference in its entirety. Also in concurrence with the execution of the Agreement, TLCS, pursuant to a "Stock Option Agreement,"granted Med Diversified a "top-up option" to purchase sufficient shares of TLCS common stock to constitute, when combined with the shares tender in the offer, 90% of TLCS' outstanding common stock at a price of $1.00 per share, exercisable under certain circumstances. A copy of this Stock Option Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference in its entirety.


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Concurrently with the execution of the Merger Agreement, the Company entered into new employment agreements (collectively, the "New Employment Agreements") with Stephen Savitsky, the Company's Chairman of the Board and Chief Executive Officer, Dale R. Clift, the Company's President and Chief Operating Officer, and David Savitsky, the Company's Vice Chairman of Governmental Affairs. The New Employment Agreements become effective when a majority of the outstanding shares of common stock of the Company have been tendered in the Offer and Purchaser is obligated to accept such tendered shares for payment. When the New Employment Agreements become effective, they will replace the Company's existing employment agreements with Stephen Savitsky, Dale R. Clift and David Savitsky. Copies of the New Employment Agreements are attached hereto as Exhibits 10.3, 10.4 and
10.5 and are incorporated by reference in their entirety.

Each of the New Employment Agreements has a term of sixty (60) consecutive months, beginning on the effective date of such agreement. The term is automatically renewed for the sixty (60) month period following each anniversary of the effective date of the New Employment Agreement, unless the executive or the Company files an election to terminate in which event the agreement shall terminate sixty (60) months after such election. The annual base salaries payable under the New Employment Agreements are $600,000 to Stephen Savitsky, $550,000 to Dale R. Clift and $120,000 to David Savitsky.

In consideration of each such executive's continued employment with the Company, the Company shall also pay each such executive a signing bonus and an additional payment. The signing bonuses and additional amounts are payable by the Company when a majority of the outstanding shares of common stock of the Company have been tendered in the Offer and accepted for payment by Purchaser. The signing bonuses payable by the Company are $4,770,000 to Stephen Savitsky, $1,250,000 to Dale R. Clift, and $2,551,000 to David Savitsky. An executive must repay a pro rated portion of his signing bonus in the event, within 12 months after the effective date of his New Employment Agreement, he terminates his employment by the Company (other than for Good Reason, as defined therein) or the Company terminates his employment for Cause (as defined therein). Upon a majority of the Company's outstanding shares of common stock being tendered in the Offer and accepted for payment by Purchaser, the Company shall also pay additional amounts of $1,230,000 to Stephen Savitsky, $1,250,000 to Dale R. Clift, and $449,000 to David Savitsky. These additional amounts are payable pursuant to an Agreement by and among the Company and such executives, a copy of which is attached hereto as
Exhibit 10.9 and is incorporated herein by reference in its entirety.

By letter dated October 18, 2001, Med Diversified has guaranteed the payment by the Company of the signing bonuses and additional amounts described above. Med Diversified agreed to make such payments to such executives directly or to contribute such amounts to the Company and cause the Company to make such payments to such executives when due. A copy of Med Diversified's letter is attached hereto as Exhibit 10.10 and is incorporated herein by reference in its entirety.

Concurrently with the execution of the Merger Agreement, Med Diversified granted warrants to purchase shares of Med Diversified's common stock to Stephen Savitsky, Dale R. Clift and


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David Savitsky. The warrants are exercisable within 90 days after a majority of the Company's outstanding shares of common stock have been tendered in the Offer and accepted for payment by Purchaser. Med Diversified granted Stephen Savitsky warrants to purchase 6,000,000 shares, granted Dale R. Clift warrants to purchase 2,400,000 shares, and granted David Savitsky warrants to purchase 2,400,000 shares. The exercise price for these warrants is $.50 per share. An executive must return to Med Diversified a pro rated portion of his warrant shares in the event, within 12 months after the effective date of his New Employment Agreement, the executive terminates his employment by the Company (other than for Good Reason, as defined therein) or the Company terminates his employment for Cause (as defined therein). These warrants are granted pursuant to certain Warrant Agreements dated October 18, 2001 from Med Diversified to Stephen Savitsky, Dale R. Clift and David Savitsky, respectively, copies of which are attached hereto as Exhibits 10.6, 10.7 and 10.8, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 2.1 Agreement and Plan of Merger and Reorganization by and among TLC Acquisition Corporation, Med Diversified and TLCS, dated
                October 18, 2001.

Exhibit 10.1 Shareholder Agreement by and among TLC Acquisition Corporation Med Diversified and certain Shareholders of TLCS common stock, dated October 18, 2001.

Exhibit 10.2 Stock Option Agreement by and among TLC Acquisition Corporation, Med Diversified and TLCS date October 18, 2001.

Exhibit 10.3 Employment Agreement between TLCS and Stephen Savitsky, dated October 18, 2001.

Exhibit 10.4 Employment Agreement between TLCS and Dale R.Clift, dated October 18, 2001.

Exhibit 10.5 Employment Agreement between TLCS and David Savitsky, dated October 18, 2001.

Exhibit 10.6 e-MedSoft.com Warrant Agreement, dated October 18, 2001 - Stephen Savitsky.

Exhibit 10.7 e-MedSoft.com Warrant Agreement, dated October 18, 2001 - Dale R. Clift.

Exhibit 10.8 e-MedSoft.com Warrant Agreement, dated October 18, 2001 - David Savitsky


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Exhibit 10.9    Letter dated October 18, 2001 among TLCS, Stephen Savitsky,
                Dale R. Clift, and David Stavitsky

Exhibit 10.10   Letter Dated October 18, 2001 by Med Diversified.

Exhibit 99.1 Joint press release, issued on October 19, 2001, by Med Diversified and TLCS.


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                NOTICE TO READ TENDER OFFER AND RELATE DOCUMENTS

The tender offer described in this Form 8-K has not yet commenced, and this Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer will be made only through the Offer to Purchase and the related Letter of Transmittal. Investors and security holders are urged to read the following documents containing important information regarding the tender offer and merger, when they become available:

     o Med Diversified's tender offer statement on Schedule TO, including the Offer to Purchase, Letter of Transmittal and Notice of Guaranteed Delivery; and

     o TLCS' Solicitation/Recommendation Statement on Schedule 14D-9.

These documents and any amendments to these documents will be filed with the United States Securities and Exchange Commission when the tender offer commences. When these and other documents are filed with the SEC, they may be obtained free of charge at the SEC's web site (www.sec.gov). You may also obtain these documents, when available, free of charge from the Information Agent for the tender offer (to be announced).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       e-MedSoft.com
                                       Registrant

                                       By: /s/ Frank P. Magliochetti
                                          -------------------------------
                                          Frank P. Magliochetti, CEO


Date: October 29, 2001



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                                  EXHIBIT INDEX

Exhibit 2.1 Agreement and Plan of Merger and Reorganization by and among TLC Acquisition Corporation, Med Diversified and TLCS, dated
                October 18, 2001.

Exhibit 10.1 Shareholder Agreement by and among TLC Acquisition Corporation Med Diversified and certain Shareholders of TLCS common stock, dated October 18, 2001.

Exhibit 10.2 Stock Option Agreement by and among TLC Acquisition Corporation, Med Diversified and TLCS date October 18, 2001.

Exhibit 10.3 Employment Agreement between TLCS and Stephen Savitsky, dated October 18, 2001.

Exhibit 10.4 Employment Agreement between TLCS and Dale R.Clift, dated October 18, 2001.

Exhibit 10.5 Employment Agreement between TLCS and David Savitsky, dated October 18, 2001.

Exhibit 10.6 e-MedSoft.com Warrant Agreement, dated October 18, 2001 - Stephen Savitsky.

Exhibit 10.7 e-MedSoft.com Warrant Agreement, dated October 18, 2001 - Dale R. Clift.

Exhibit 10.8 e-MedSoft.com Warrant Agreement, dated October 18, 2001 - David Savitsky

Exhibit 10.9 Letter dated October 18, 2001 among TLCS, Stephen Savitsky, Dale R. Clift, and David Stavitsky

Exhibit 10.10   Letter Dated October 18, 2001 by Med Diversified.

Exhibit 99.1 Joint press release, issued on October 19, 2001, by Med Diversified and TLCS.